UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       November 4, 1996 (November 1, 1996)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



       New Jersey                      0-11201                22-1642321
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  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)



      41 Fairfield Place, West Caldwell, New Jersey 07007-0986
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           (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (201) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
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         Registrant's press release dated November 1, 1996 is filed herewith as Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.      Press release of Registrant dated November 1, 1996.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MERRIMAC INDUSTRIES, INC.
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                                                (Registrant)


                                          By  s/Eugene W. Niemiec
                                             --------------------------------
                                             Eugene W. Niemiec
                                             President and Chief Executive
                                               Officer



Date:  November 4, 1996

                                  EXHIBIT INDEX



                                                                 Sequentially
Exhibit                                                          Numbered Page
-------                                                          -------------


  20.    Press release of Registrant dated
         November 1, 1996.